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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 1, 2005

                         UNIVERSAL FOREST PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

          MICHIGAN                       0-22684                38-1465835
(State or other jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)         Identification No.)

         2801 EAST BELTLINE, NE
         GRAND RAPIDS, MICHIGAN                                   49525
(Address of principal executive offices)                        (Zip Code)

                                 (616) 364-6161
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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Item 2.02  Results of Operations and Financial Condition

           On January 31, 2005, the Registrant issued a press release announcing its financial results for the quarter and year ended December 25, 2004. A copy of the Registrant's press release is attached as Exhibit 99(a) to this Current Report.

Item 9.01  Financial Statements, Pro Forma Financial Information, and Exhibits

           (c) Exhibits

           99(a) Press Release dated January 31, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    UNIVERSAL FOREST PRODUCTS, INC.
                                             (Registrant)

Dated:  February 1, 2005            By: /s/ Michael R. Cole
                                        ----------------------------------------
                                        Michael R. Cole, Chief Financial Officer
                                        and Treasurer

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                                 EXHIBIT INDEX

Exhibit Number   Document
--------------   --------
    99(a)        Press Release dated January 31, 2005.

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